UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2013

 HUBEI MINKANG PHARMACEUTICAL LTD.
(Exact name of registrant as specified in its charter)

 Nevada
(State or other jurisdiction
of incorporation

 000-53231
(Commission
File Number)

 26-2410685
(IRS Employer
Identification No.)

 55 Ubi Ave. 3, #03-01, Mintwell Building
Singapore
(Address of principal executive offices)

 408864
(Zip Code)

Registrant's telephone number, including area code +65-6747-7883

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CRF 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 19, 2013, the board of directors of Hubei Minkang Pharmaceutical Ltd. (the "Company") accepted the resignations of Loke Hip Meng as the Chief Financial Officer of the Company and Johnny Lian Tian Yong as a director of the Company.  Also effective on June 19, 2013, the board of directors of the Company accepted the consent to act as Chief Financial Officer of the Company of Lee Tong Tai.

Mr. Lee Tong Tai has been our President, Chief Executive Officer and a member of our board of directors since September 21, 2011. Mr. Lee graduated from Nanyang University in Singapore with a Bachelor of Commerce degree in 1978 majoring in Management and Finance. Mr. Lee launched his career with the Singapore Armed Forces (SAF) where from a cadet, he worked his way up and consequently held numerous key positions including Chief Engineer Officer of the Army and Chief of Staff of the 9th Singapore Combined Arms Division Mr. Lee served for 27 years in the SAF. In 2002, Mr. Lee incorporated Bizpoint International Ltd. where he is the Chairman and Chief Executive Officer. Bizpoint International Ltd. is in the business of providing IT solutions and software development tools for customers in various industries such as retail, manufacturing, food and beverage, logistings, chemical and others. Bizpoint International Ltd. is a public company quoted on the Singapore Over-The-Counter Platform and trades under the symbol "BP.OC". In 2005, Mr. Lee started a multi-faceted business named Sensori Holding(S) Pte. Ltd. which contained a pharmaceutical company in China, a dental chain, a spa institution and a distribution network of cosmetic products. Mr. Lee is the Chairman and Chief Executive Officer of Sensori Holding(S) Pte. Ltd. The pharmaceutical company under Sensori Holdings was Hubei Minkang Pharmaceutical Co., Ltd., which was sold by Sensori Holdings to HBMK Pharmaceutical Limited in October of 2010 as part of a restructuring plan. Mr. Lee is the Deputy Chairman and a director of Hubei Minkang Pharmaceutical Co., Ltd.

As a result of the changes set forth above, the Company's current directors and executive officers are as follows:

Name

Position

Lee Tong Tai

President, Chief Executive Officer, Chief Financial Officer and a Director

Ang Siew Khim

Secretary, Treasurer and a Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2013

Hubei Minkang Pharmaceutical Ltd.

By:

/s/ Grace Ang

Name:

Grace Ang

Title:

Secretary, Treasurer and Director